Exhibit 99.2
ChoicePoint Inc.
Operating Results by Quarter
Adjusted Operating Income without Goodwill Amortization (a)

	Total					Total					Total					Total					Total					Total
	2000	Q1 2001	Q2 2001	Q3 2001	Q4 2001	2001	Q1 2002	Q2 2002	Q3 2002	Q4 2002	2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005
Insurance Services Revenue	$189,822	$54,263	$57,283	$58,734	$57,447	$227,727	$64,140	$67,031	$70,495	$68,616	$270,282	$76,134	$77,922	$78,100	$76,968	$309,124	$86,727	$88,129	$90,880	$86,989	$352,725	$99,727	$102,097	$106,042	$99,623	$407,489
Business Services Revenue	206,359	54,162	55,747	58,799	57,407	226,115	57,080	62,656	60,625	59,002	239,363	63,859	69,014	72,069	71,206	276,148	75,941	87,547	94,041	92,352	349,881	93,823	96,836	97,579	91,954	380,192
Government Services Revenue	26,911	7,759	9,128	11,809	12,598	41,294	12,036	13,057	18,682	25,623	69,398	17,136	14,778	15,011	16,410	63,335	17,741	23,530	21,590	21,073	83,934	35,293	36,941	39,548	36,467	148,249
Marketing Services Revenue	63,549	16,586	16,150	22,054	21,671	76,461	23,717	27,950	27,467	26,699	105,833	25,573	25,676	22,631	22,762	96,642	22,811	23,224	23,585	23,769	93,389	23,099	23,018	23,138	22,274	91,529
Royalty Revenue	6,364	1,657	1,807	1,630	1,714	6,808	1,597	1,542	1,563	1,153	5,855	1,303	1,389	1,305	1,105	5,102	1,165	1,270	1,370	699	4,504	797	526	954	121	2,398

Core Revenue (c)	$493,005	$134,427	$140,115	$153,026	$150,837	$578,405	$158,570	$172,236	$178,832	$181,093	$690,731	$184,005	$188,779	$189,116	$188,451	$750,351	$204,385	$223,700	$231,466	$224,882	$884,433	$252,739	$259,418	$267,261	$250,439	$1,029,857

Revenue from Divested & Discontinued Lines (b)	54,613	8,902	9,272	5,877	192	24,243	72	—	—	—	72	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Service Revenue (d)	$547,618	$143,329	$149,387	$158,903	$151,029	$602,648	$158,642	$172,236	$178,832	$181,093	$690,803	$184,005	$188,779	$189,116	$188,451	$750,351	$204,385	$223,700	$231,466	$224,882	$884,433	$252,739	$259,418	$267,261	$250,439	$1,029,857
Reimbursable Expenses per EITF 01-14 (d)	37,392	8,950	8,139	10,816	10,123	38,028	10,019	9,923	10,098	8,480	38,520	10,944	10,470	12,402	11,579	45,395	12,860	7,691	6,149	7,580	34,280	6,543	6,623	7,480	7,411	28,057

Total Revenue	$585,010	$152,279	$157,526	$169,719	$161,152	$640,676	$168,661	$182,159	$188,930	$189,573	$729,323	$194,949	$199,249	$201,518	$200,030	$795,746	$217,245	$231,391	$237,615	$232,462	$918,713	$259,282	$266,041	$274,741	$257,850	$1,057,914

Insurance Services Operating Income (a)	$95,549	$27,257	$30,410	$31,945	$30,895	$120,507	$35,024	$35,502	$37,163	$36,950	$144,639	$42,436	$44,364	$43,998	$41,720	$172,518	$47,260	$48,401	$50,714	$49,340	$195,715	$54,262	$55,266	$57,981	$54,123	$221,632
Business Services Operating Income (a)	31,885	11,345	11,097	10,589	12,531	45,562	10,038	14,530	14,493	11,501	50,562	11,172	15,321	15,694	14,353	56,540	14,357	17,052	21,084	20,945	73,438	21,222	20,406	20,975	19,396	81,999
Government Services Operating Income (a)	6,862	1,978	2,233	3,044	3,386	10,641	2,482	2,763	5,056	8,561	18,862	4,399	3,264	2,958	3,919	14,540	4,114	7,275	4,726	5,349	21,464	5,711	3,418	6,366	5,394	20,889
Marketing Services Operating Income (a)	23,460	5,390	6,772	7,077	7,152	26,391	7,405	9,232	8,509	7,720	32,866	6,908	7,374	3,580	3,987	21,849	4,287	4,408	4,583	5,373	18,651	4,257	3,661	3,840	4,141	15,899
Royalty Operating Income	3,804	1,051	1,191	1,011	1,147	4,400	997	933	932	464	3,326	646	626	416	380	2,068	204	661	798	399	2,062	770	325	506	121	1,722
Income from Reimbursable Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—	—	—			—
Divested & Discontinued Operating Income (a) (b)	9,250	(279)	67	(464)	(292)	(968)	(206)	—	—	—	(206)	—	—	—	—	—	—	—	—		—	—	—			—
Corporate	(43,503)	(10,843)	(13,929)	(12,525)	(11,981)	(49,278)	(11,518)	(16,885)	(16,163)	(15,619)	(60,185)	(13,758)	(16,469)	(14,850)	(12,936)	(58,013)	(15,951)	(18,306)	(17,869)	(17,426)	(69,552)	(19,722)	(18,183)	(20,685)	(17,633)	(76,223)

Operating Income before other operating charges	$127,307	$35,899	$37,841	$40,677	$42,838	$157,255	$44,222	$46,075	$49,990	$49,577	$189,864	$51,803	$54,480	$51,796	$51,423	$209,502	$54,271	$59,491	$64,036	$63,980	$241,778	$66,500	$64,893	$68,983	$65,542	$265,918

Other operating charges (e)	(28,419)	(17,865)	—	(10,853)	—	(28,718)	—	(7,342)	—	—	(7,342)	—	(19,817)	(4,022)	(7,103)	(30,942)	—	—	—	—	—	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)

Operating Income	$98,888	$18,034	$37,841	$29,824	$42,838	$128,537	$44,222	$38,733	$49,990	$49,577	$182,522	$51,803	$34,663	$47,774	$44,320	$178,560	$54,271	$59,491	$64,036	$63,980	$241,778	$61,088	$58,853	$64,977	$52,227	$237,145

Core Revenue Growth Rate	23.8%	14.7%	13.6%	20.9%	19.7%	17.3%	18.0%	22.9%	16.9%	20.1%	19.4%	16.0%	9.6%	5.8%	4.1%	8.6%	11.1%	18.5%	22.4%	19.3%	17.9%	23.7%	16.0%	15.5%	11.4%	16.4%

Operating Margins
Insurance Services	50.3%	50.2%	53.1%	54.4%	53.8%	52.9%	54.6%	53.0%	52.7%	53.9%	53.5%	55.7%	56.9%	56.3%	54.2%	55.8%	54.5%	54.9%	55.8%	56.7%	55.5%	54.4%	54.1%	54.7%	54.3%	54.4%
Business Services	15.5%	20.9%	19.9%	18.0%	21.8%	20.1%	17.6%	23.2%	23.9%	19.5%	21.1%	17.5%	22.2%	21.8%	20.2%	20.5%	18.9%	19.5%	22.4%	22.7%	21.0%	22.6%	21.1%	21.5%	21.1%	21.6%
Government Services	25.5%	25.5%	24.5%	25.8%	26.9%	25.8%	20.6%	21.2%	27.1%	33.4%	27.2%	25.7%	22.1%	19.7%	23.9%	23.0%	23.2%	30.9%	21.9%	25.4%	25.6%	16.2%	9.3%	16.1%	14.8%	14.1%
Marketing Services	36.9%	32.5%	41.9%	32.1%	33.0%	34.5%	31.2%	33.0%	31.0%	28.9%	31.1%	27.0%	28.7%	15.8%	17.5%	22.6%	18.8%	19.0%	19.4%	22.6%	20.0%	18.4%	15.9%	16.6%	18.6%	17.4%
Divested & Discontinued Lines (b)	16.9%	-3.1%	0.7%	-7.9%	-152.1%	-4.0%	-286.1%	n/a	n/a	n/a	-286.1%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other operating charges, as a percentage of service revenue (d) (e)	23.2%	25.0%	25.3%	25.6%	28.4%	26.1%	27.9%	26.8%	28.0%	27.4%	27.5%	28.2%	28.9%	27.4%	27.3%	27.9%	26.6%	26.6%	27.7%	28.5%	27.3%	26.3%	25.0%	25.8%	26.2%	25.8%
Operating income as a percentage of service revenue (d)	18.1%	12.6%	25.3%	18.8%	28.4%	21.3%	27.9%	22.5%	28.0%	27.4%	26.4%	28.2%	18.4%	25.3%	23.5%	23.8%	26.6%	26.6%	27.7%	28.5%	27.3%	24.2%	22.7%	24.3%	20.9%	23.0%

(a)	FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 2000-2001 as if FASB No. 142 was effective January 1, 2000.

(b)	Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(c)	Core or service revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(d)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(e)	Other operating charges include specific expenses related to the fraudulent data access, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges that management excludes in its assessments of operating results

ChoicePoint Inc.
Operating Results by Quarter

	Total					Total					Total					Total					Total					Total
	2000	Q1 2001	Q2 2001	Q3 2001	Q4 2001	2001	Q1 2002	Q2 2002	Q3 2002	Q4 2002	2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005
Insurance Services Revenue	$189,822	$54,263	$57,283	$58,734	$57,447	$227,727	$64,140	$67,031	$70,495	$68,616	$270,282	$76,134	$77,922	$78,100	$76,968	$309,124	$86,727	$88,129	$90,880	$86,989	$352,725	$99,727	$102,097	$106,042	$99,623	$407,489
Business Services Revenue	206,359	54,162	55,747	58,799	57,407	226,115	57,080	62,656	60,625	59,002	239,363	63,859	69,014	72,069	71,206	276,148	75,941	87,547	94,041	92,352	349,881	93,823	96,836	97,579	91,954	380,192
Government Services Revenue	26,911	7,759	9,128	11,809	12,598	41,294	12,036	13,057	18,682	25,623	69,398	17,136	14,778	15,011	16,410	63,335	17,741	23,530	21,590	21,073	83,934	35,293	36,941	39,548	36,467	148,249
Marketing Services Revenue	63,549	16,586	16,150	22,054	21,671	76,461	23,717	27,950	27,467	26,699	105,833	25,573	25,676	22,631	22,762	96,642	22,811	23,224	23,585	23,769	93,389	23,099	23,018	23,138	22,274	91,529
Royalty Revenue	6,364	1,657	1,807	1,630	1,714	6,808	1,597	1,542	1,563	1,153	5,855	1,303	1,389	1,305	1,105	5,102	1,165	1,270	1,370	699	4,504	797	526	954	121	2,398

Core Revenue (b)	$493,005	$134,427	$140,115	$153,026	$150,837	$578,405	$158,570	$172,236	$178,832	$181,093	$690,731	$184,005	$188,779	$189,116	$188,451	$750,351	$204,385	$223,700	$231,466	$224,882	$884,433	$252,739	$259,418	$267,261	$250,439	$1,029,857

Revenue from Divested & Discontinued Lines (a)	54,613	8,902	9,272	5,877	192	24,243	72	—	—	—	72	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Service revenue (c)	$547,618	$143,329	$149,387	$158,903	$151,029	$602,648	$158,642	$172,236	$178,832	$181,093	$690,803	$184,005	$188,779	$189,116	$188,451	$750,351	$204,385	$223,700	$231,466	$224,882	$884,433	$252,739	$259,418	$267,261	$250,439	$1,029,857
Reimbursable Expenses per EITF 01-14 (c)	37,392	8,950	8,139	10,816	10,123	38,028	10,019	9,923	10,098	8,480	38,520	10,944	10,470	12,402	11,579	45,395	12,860	7,691	6,149	7,580	34,280	6,543	6,623	7,480	7,411	28,057

Total Revenue	$585,010	$152,279	$157,526	$169,719	$161,152	$640,676	$168,661	$182,159	$188,930	$189,573	$729,323	$194,949	$199,249	$201,518	$200,030	$795,746	$217,245	$231,391	$237,615	$232,462	$918,713	$259,282	$266,041	$274,741	$257,850	$1,057,914

Insurance Services Operating Income	$94,892	$27,004	$30,125	$31,663	$30,615	$119,407	$35,024	$35,502	$37,163	$36,950	$144,639	$42,436	$44,364	$43,998	$41,720	$172,518	$47,260	$48,401	$50,714	$49,340	$195,715	$54,262	$55,266	$57,981	$54,123	$221,632
Business Services Operating Income	22,515	8,795	8,325	7,816	9,756	34,692	10,038	14,530	14,493	11,501	50,562	11,172	15,321	15,694	14,353	56,540	14,357	17,052	21,084	20,945	73,438	21,222	20,406	20,975	19,396	81,999
Government Services Operating Income	6,862	1,978	2,172	2,953	3,294	10,397	2,482	2,763	5,056	8,561	18,862	4,399	3,264	2,958	3,919	14,540	4,114	7,275	4,726	5,349	21,464	5,711	3,418	6,366	5,394	20,889
Marketing Services Operating Income	19,285	4,338	5,721	6,025	6,101	22,185	7,405	9,232	8,509	7,720	32,866	6,908	7,374	3,580	3,987	21,849	4,287	4,408	4,583	5,373	18,651	4,257	3,661	3,840	4,141	15,899
Royalty Operating Income	3,804	1,051	1,191	1,011	1,147	4,400	997	933	932	464	3,326	646	626	416	380	2,068	204	661	798	399	2,062	770	325	506	121	1,722
Income from Reimbursable Expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—		—	—	—	—	—	—
Divested & Discontinued Operating Income (a)	8,045	(580)	(234)	(665)	(292)	(1,771)	(206)	—	—	—	(206)	—			—	—	—	—	—		—	—	—	—	—	—
Corporate	(43,503)	(10,843)	(13,929)	(12,525)	(11,981)	(49,278)	(11,518)	(16,885)	(16,163)	(15,619)	(60,185)	(13,758)	(16,469)	(14,850)	(12,936)	(58,013)	(15,951)	(18,306)	(17,869)	(17,426)	(69,552)	(19,722)	(18,183)	(20,685)	(17,633)	(76,223)

Operating Income before other operating charges	$111,900	$31,743	$33,371	$36,278	$38,640	$140,032	$44,222	$46,075	$49,990	$49,577	$189,864	$51,803	$54,480	$51,796	$51,423	$209,502	$54,271	$59,491	$64,036	$63,980	$241,778	$66,500	$64,893	$68,983	$65,542	$265,918

Other operating charges (d)	(28,419)	(17,865)	—	(10,853)	—	(28,718)	—	(7,342)	—	—	(7,342)	—	(19,817)	(4,022)	(7,103)	(30,942)	—	—	—	—	—	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)

Operating Income	$83,481	$13,878	$33,371	$25,425	$38,640	$111,314	$44,222	$38,733	$49,990	$49,577	$182,522	$51,803	$34,663	$47,774	$44,320	$178,560	$54,271	$59,491	$64,036	$63,980	$241,778	$61,088	$58,853	$64,977	$52,227	$237,145

Operating Margins
Insurance Services	50.0%	49.8%	52.6%	53.9%	53.3%	52.4%	54.6%	53.0%	52.7%	53.9%	53.5%	55.7%	56.9%	56.3%	54.2%	55.8%	54.5%	54.9%	55.8%	56.7%	55.5%	54.4%	54.1%	54.7%	54.3%	54.4%
Business Services	10.9%	16.2%	14.9%	13.3%	17.0%	15.3%	17.6%	23.2%	23.9%	19.5%	21.1%	17.5%	22.2%	21.8%	20.2%	20.5%	18.9%	19.5%	22.4%	22.7%	21.0%	22.6%	21.1%	21.5%	21.1%	21.6%
Government Services	25.5%	25.5%	23.8%	25.0%	26.1%	25.2%	20.6%	21.2%	27.1%	33.4%	27.2%	25.7%	22.1%	19.7%	23.9%	23.0%	23.2%	30.9%	21.9%	25.4%	25.6%	16.2%	9.3%	16.1%	14.8%	14.1%
Marketing Services	30.3%	26.2%	35.4%	27.3%	28.2%	29.0%	31.2%	33.0%	31.0%	28.9%	31.1%	27.0%	28.7%	15.8%	17.5%	22.6%	18.8%	19.0%	19.4%	22.6%	20.0%	18.4%	15.9%	16.6%	18.6%	17.4%
Divested & Discontinued Lines (a)	14.7%	-6.5%	-2.5%	-11.3%	-152.1%	-7.3%	-286.1%	n/a	n/a	n/a	-286.1%	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other operating charges, as a percentage of service revenue (c) (d)	20.4%	22.1%	22.3%	22.8%	25.6%	23.2%	27.9%	26.8%	28.0%	27.4%	27.5%	28.2%	28.9%	27.4%	27.3%	27.9%	26.6%	26.6%	27.7%	28.5%	27.3%	26.3%	25.0%	25.8%	26.2%	25.8%
Operating income as a percentage of service revenue (c)	15.2%	9.7%	22.3%	16.0%	25.6%	18.5%	27.9%	22.5%	28.0%	27.4%	26.4%	28.2%	18.4%	25.3%	23.5%	23.8%	26.6%	26.6%	27.7%	28.5%	27.3%	24.2%	22.7%	24.3%	20.9%	23.0%
Operating income as a percentage of total revenue	14.3%	9.1%	21.2%	15.0%	24.0%	17.4%	26.2%	21.3%	26.5%	26.2%	25.0%	26.6%	17.4%	23.7%	22.2%	22.4%	25.0%	25.7%	26.9%	27.5%	26.3%	23.6%	22.1%	23.7%	20.3%	22.4%

Internal Growth Rates (e)
Insurance Services	18.0%	14.9%	15.8%	16.0%	18.5%	16.3%	17.5%	17.0%	18.5%	18.0%	17.8%	17.2%	15.0%	10.1%	9.5%	12.8%	12.2%	11.4%	14.8%	10.3%	12.2%	11.8%	12.7%	12.4%	13.1%	12.6%
Business Services	(f )	5.7%	-0.6%	-8.8%	-9.3%	-3.5%	-7.3%	1.2%	3.1%	-1.2%	-0.9%	-4.2%	-5.8%	0.9%	5.0%	-1.1%	13.3%	9.2%	8.1%	11.0%	10.3%	5.0%	4.3%	3.8%	-0.4%	3.1%
Government Services	(f )	32.1%	16.8%	36.3%	20.0%	25.9%	20.9%	32.4%	58.2%	103.4%	59.3%	42.4%	13.2%	-19.6%	-36.0%	-8.7%	-12.8%	6.3%	-0.8%	-5.9%	-3.7%	3.1%	7.0%	16.8%	5.7%	8.3%
Marketing Services	17.0%	9.6%	2.1%	2.3%	-4.0%	2.3%	3.4%	5.4%	4.9%	6.7%	5.2%	-2.4%	-13.6%	-21.7%	-18.7%	-14.5%	-10.8%	-9.5%	4.2%	4.4%	-3.4%	1.3%	-0.9%	-1.9%	-6.3%	-2.0%
Total ChoicePoint	15.8%	11.2%	7.1%	4.6%	4.0%	6.6%	5.7%	10.0%	13.4%	15.6%	11.4%	8.1%	2.4%	-1.2%	-2.6%	1.5%	6.9%	7.2%	9.7%	8.2%	8.0%	7.1%	7.0%	7.6%	4.5%	6.6%

(a)	Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.

(b)	Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards

(c)	Reimbursable expenses represent certain reimbursed out-of-pocket expenses that are presented on a gross basis in accordance with EITF 01-14. As these expenses are fully reimbused, without mark-up, by our clients and in a majority of cases prepaid by the customers, there is no impact on operating income, net income, earnings per share, cash flows or the balance sheet; therefore, we have excluded the impact of these expenses in the calculation of operating margins, core revenue and internal growth

(d)	Other operating charges include specific expenses related to the fraudulent data access, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges that management excludes in its assessments of operating results

(e)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations.
This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.

ChoicePoint Inc.
Operating Results by Quarter

	Total	Total					Total					Total					Total					Total
	2000	2001	Q1 2002	Q2 2002	Q3 2002	Q4 2002	2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	2005
Net income	$43,822	$50,334	$2,998	$24,113	$31,262	$31,454	$89,827	$65,175	$20,853	$29,055	$26,909	$141,992	$33,262	$36,323	$39,153	$39,217	$147,955	$36,970	$36,418	$39,584	$27,684	$140,656
EPS	$0.52	$0.58	$0.03	$0.27	$0.35	$0.35	$1.01	$0.73	$0.23	$0.32	$0.30	$1.58	$0.37	$0.40	$0.43	$0.43	$1.62	$0.40	$0.40	$0.43	$0.30	$1.53

Less:
Cumulative change in accounting principle, net	—	—	(24,416)	—	—	—	(24,416)	—	—	—	—	—	—	—			—	—	—	—		—
Income from discontinued operations, net of tax	3,656	4,632	1,575	1,707	1,704	1,585	6,571	991	—	—	—	991	—	—			—	—	—	—		—
Gain on sale of discontinued operations, net	—	—	—	—	—	—	—	32,893	—	—	—	32,893	—	—	—	—	—	—	—	—	—	—

Net income from continuing operations	$40,166	$45,702	$25,839	$22,406	$29,558	$29,869	$107,672	$31,291	$20,853	$29,055	$26,909	$108,108	$33,262	$36,323	$39,153	$39,217	$147,955	$36,970	$36,418	$39,584	$27,684	$140,656
EPS from continuing operations	$0.48	$0.52	$0.29	$0.25	$0.33	$0.34	$1.21	$0.35	$0.23	$0.32	$0.30	$1.21	$0.37	$0.40	$0.43	$0.43	$1.62	$0.40	$0.40	$0.43	$0.30	$1.53

Add back: goodwill amortization net of taxes (a)	12,885	12,638	—		—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income from continuing operations excluding goodwill amortization (a)	$53,051	$58,340	$25,839	$22,406	$29,558	$29,869	$107,672	$31,291	$20,853	$29,055	$26,909	$108,108	$33,262	$36,323	$39,153	$39,217	$147,955	$36,970	$36,418	$39,584	$27,684	$140,656

EPS from continuing operations excluding goodwill amortization (a)	$0.63	$0.67	$0.29	$0.25	$0.33	$0.34	$1.21	$0.35	$0.23	$0.32	$0.30	$1.21	$0.37	$0.40	$0.43	$0.43	$1.62	$0.40	$0.40	$0.43	$0.30	$1.53

Add back:
Other operating charges (b)	28,419	28,718	—	7,342	—	—	7,342	—	19,817	4,022	7,103	30,942	—	—	—	—	—	5,412	6,040	4,006	13,315	28,773
Tax provision (benefit) related to other operating charges	(8,604)	3,879	—	(2,818)	—	—	(2,818)	—	(7,609)	(1,545)	(2,728)	(11,882)	—	—	—	—	—	(2,068)	(2,307)	(1,530)	(1,263)	(7,168)

Income from continuing operations excluding other operating charges & goodwill amortization (a)(b)	$72,866	$90,937	$25,839	$26,930	$29,558	$29,869	$112,196	$31,291	$33,061	$31,532	$31,284	$127,168	$33,262	$36,323	$39,153	$39,217	$147,955	$40,314	$40,151	$42,060	$39,736	$162,261

EPS from continuing operations excluding other operating charges & goodwill amortization (a)(b)	$0.87	$1.04	$0.29	$0.30	$0.33	$0.34	$1.26	$0.35	$0.37	$0.35	$0.35	$1.42	$0.37	$0.40	$0.43	$0.43	$1.62	$0.44	$0.44	$0.46	$0.44	$1.77

Wtd Avg Shares	84,139	87,151	88,969	89,692	89,612	89,064	89,194	89,374	89,354	89,866	89,923	89,686	90,368	91,282	91,542	91,830	91,305	92,175	91,702	91,934	90,777	91,695

(a)	FASB Statement No. 142 discontinued the amortization of goodwill as of January 1, 2002. For comparison purposes, the above data excludes goodwill amortization in 1998-2001 as if FASB No. 142 was effective January 1, 1998.

(b)	Other operating charges include specific expenses related to the fraudulent data access, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges that management excludes in its assessments of operating results and include the following components which are more fully described in our Annual Report on Form 10-K for the applicable years:

	Total	Total					Total					Total					Total					Total
	2000	2001	Q1 2002	Q2 2002	Q3 2002	Q4 2002	2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	2003	Q1 2004	Q2 2004	Q3 2004	Q4 2004	2004	Q1 2005	Q2 2005	Q3 2005	Q4 2004	2004
Merger transaction costs	11,579	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Merger personnel related costs	3,780	1,832	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other merger integration costs	3,629	2,433	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Write down of minority investments	—	—	—	2,370	—	—	2,370	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Asset impairments	6,954	12,693	—	2,985	—	—	2,985	—	12,490	3,015	5,845	21,350	—	—	—	—	—	—	—	—	—	—
Nonmerger severance	1,885	838	—	567	—	—	567	—	2,848	882	624	4,354	—	—	—	—	—	—	—	—	—	—
Other one-time charges	592	69	—	1,420	—	—	1,420	—	4,479	125	634	5,238	—	—	—	—	—	—	—	—	—	—
Expenses related to fraudulent data access																		5,412	6,040	4,006	13,315	28,773
(Gain) loss on sale of business	—	10,853	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total other operating charges	28,419	28,718	—	7,342	—	—	7,342	—	19,817	4,022	7,103	30,942	—	—	—	—	—	5,412	6,040	4,006	13,315	28,773